Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The components of income tax expense from continuing operations for the years ended December 31, are comprised of the following:

(in thousands)	2023	2022	2021
Current
Federal	$—	$—	$—
State	12,250	11,327	4,645
Foreign	7,382	6,204	1,795
Deferred
Federal	80,698	63,585	23,707
State	27,276	8,917	(2,671)
Foreign	(1,031)	(1,170)	9,052
Total income tax expense from continuing operations	$126,575	$88,863	$36,528
Income tax expense from continuing operations differed from the amount computed by applying the US statutory income tax rate of 21% to the income from continuing operations before income taxes for the following reasons for the years ended December 31,:

(in thousands)	2023	2022	2021
Income from continuing operations before income tax
US	$444,557	$341,412	$137,922
Foreign	23,862	23,792	13,501
Total income from continuing operations before income tax	$468,419	$365,204	$151,423

US Federal statutory income tax expense	$98,368	$76,693	$31,798
Effect of tax rates in foreign jurisdictions	1,434	1,085	743
State income tax expense, net of federal benefit	25,016	16,917	1,130
Valuation allowances	(815)	(6,907)	(2,595)
Non-deductible (non-taxable) items	775	1,147	(410)
Non-deductible executive compensation	2,014	1,258	2,309
Non-deductible remeasurement of common stock warrant liabilities	—	—	5,585
Uncertain tax positions	(523)	(804)	(11,748)
Tax law changes (excluding valuation allowance) (a)	(50)	(94)	8,411
Other	356	(432)	1,305
Income tax expense from continuing operations	$126,575	$88,863	$36,528
Effective income tax rate	27.02%	24.33%	24.12%
(a) Tax law changes primarily represent changes in tax law in foreign jurisdictions.
Deferred Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and carryforwards. Significant components of the Company’s deferred tax assets and liabilities as of December 31, are as follows:

(in thousands)	2023	2022
Deferred tax assets
Deferred interest expense	$116,982	$133,223
Employee benefit plans	9,079	6,233
Accrued liabilities	5,996	8,043
Allowance for credit losses	21,964	15,143
Deferred revenue	57,494	50,531
Operating lease liability	61,849	59,740
Other	5,006	6,127
Tax loss carryforwards	99,676	233,133
Deferred tax assets, gross	378,046	512,173
Valuation allowance	(1,430)	(2,245)
Net deferred income tax asset	$376,616	$509,928

Deferred tax liabilities
Rental equipment and other property, plant and equipment	$(808,873)	$(770,964)
Intangible assets	(60,358)	(84,390)
Right of use asset	(61,653)	(59,258)
Deferred gain	—	(26,691)
Deferred tax liability	(930,884)	(941,303)
Net deferred income tax liability	$(554,268)	$(431,375)
As of December 31, 2022, the net deferred income tax liability presented in the table above included net deferred tax liability of $29.7 million ($33.7 million of deferred tax liability, net of $4.0 million of deferred tax asset) related to the UK Storage Solutions segment and recorded in liabilities held for sale - non-current on the consolidated balance sheet.
The Company's valuation allowance decreased by $0.8 million from 2022, related to a reduction to the valuation allowance on state NOL where the Company determined that it is more likely than not realizable due to sufficient current and future taxable income.
Tax loss carryforwards as of December 31, 2023 are outlined in the table below and include US Federal, US State and foreign (Canada and Mexico). The availability of these tax losses to offset future income varies by jurisdiction. Furthermore, the ability to utilize the tax losses may be subject to additional limitations upon the occurrence of certain events, such as a change in the ownership of the Company. Some of the Company’s tax attributes are subject to annual limitations due to historical changes in ownership from acquisitions, mergers or other related ownership shift events; however, the Company anticipates that our remaining available net operating losses will be consumed prior to their expiration.
The Company’s tax loss carryforwards are as follows at December 31, 2023:

(in thousands)	Loss Carryforward	Deferred Tax	Expiration
Jurisdiction:
US - Federal	$465,179	$88,887	2037, Indefinite
US - State	240,335	10,789	2025 – 2042, Indefinite
Total	$705,514	$99,676
As of December 31, 2023, the total amount of the basis difference in investments outside the US, which are indefinitely reinvested and for which deferred taxes have not been provided, is approximately $174.2 million. The tax, if any, associated with the recovery of the basis difference is dependent on the manner in which it is recovered and is not readily determinable.
Unrecognized Tax Positions
The Company is subject to taxation in US, Canada, Mexico, and state jurisdictions. The Company’s tax returns are subject to examination by the applicable tax authorities prior to the expiration of statute of limitations for assessing additional taxes, which generally ranges from two to five years after the end of the applicable tax year. As of December 31, 2023, generally, tax years for 2016 through 2022 remain subject to examination by the tax authorities. In addition, in certain taxing jurisdictions, in the case of carryover tax attributes to years open for assessment, such attributes may be subject to reduction by taxing authorities.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in thousands)	2023	2022	2021
Unrecognized tax benefits – January 1,	$43,627	$44,314	$54,494
Increases based on tax positions related to prior period	—	—	9
Decrease from expiration of statute of limitations	(493)	(687)	(10,189)
Unrecognized tax benefits – December 31,	$43,134	$43,627	$44,314
At December 31, 2023, 2022 and 2021, respectively, there were $41.8 million, $42.3 million and $43.3 million of unrecognized tax benefits that, if recognized, would affect the annual effective tax rate.
The Company classifies interest on tax deficiencies and income tax penalties within income tax expense. During the years ended December 31, 2022 and 2021, the Company recognized approximately $0.1 million, and $1.0 million in interest, respectively. The Company accrued approximately $0.4 million for the payment of interest at both December 31, 2023 and 2022.
Future tax settlements or statute of limitation expirations could result in a change to the Company’s uncertain tax positions. As of December 31, 2023, the Company believes that it is reasonably possible that approximately $0.7 million of unrecognized tax benefits could decrease in the next twelve months as a result of the expiration of statutes of limitation, audit settlements or resolution of tax uncertainties.